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                                                           EXHIBIT 23.3


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of General Cigar Holdings, Inc. of our report dated December 20, 1996 relating to the financial statements of Honduras American Tabaco, S.A. de C.V., which appears on page F-33 of the Form S-1/A of General Cigar Holdings, Inc.



/s/ Price Waterhouse

PRICE WATERHOUSE

Tegucigalpa, Honduras
June 30, 1997